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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2000

                               Inamed Corporation
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               (Exact Name of Registrant as Specified in Charter)

Delaware                        001-09741                            59-0920629
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(State or Other Juris-          (Commission File                  (IRS Employer
diction of Incorporation)       Number)                     Identification No.)



5540 Ekwill Street - Suite D, Santa Barbara, California             93111-2919
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number:   (805) 692-5400

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On October 1, 2000, Inamed Corporation (the "Company") and Medical Products Development, Inc. ("MPDI") agreed to settle all of the outstanding litigation between them. For a description of the litigation, see note 13 to the Company's 1999 financial statements, contained on page F-24 of the Company's 1999 Form 10-K. As part of the settlement the Company agreed to purchase all of the U.S. patents owned by MPDI relating to texturing of breast implants and reconstruction devices, as well as the related foreign counterparts and reissue applications. On a fully diluted, fully taxed, basis the acquisition of these patents will have an annual impact of $0.07 per share (beginning in the fourth quarter of 2000) for a period of years. However, with the litigation now settled, the Company anticipates offsetting a significant portion of that cost through higher prices and/or product improvements.


Item 7.  Financial Statements and Exhibits.

         (a)       Financial Statements
                   Not Applicable

         (b)       Pro Forma Financial Information
                   Not Applicable

         (c)       Exhibits

                   None.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INAMED CORPORATION

Date:  October 4, 2000            By:  /s/  David E. Bamberger
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                                   Name:    David E. Bamberger
                                   Title:   Senior Vice President, Secretary
                                            and General Counsel

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